7

                               PURCHASE AGREEMENT



     THIS PURCHASE AGREEMENT (this "Agreement") is made as of January 20, 2009, by and among China Crescent Enterprises, Inc., a Nevada corporation and Clipper Technology, Inc., its Wholly Owned Foreign Entity ("WOFE"), (collectively the "Purchaser") and Huali Group (the "Seller"), headquartered in Ningbo, China.

            WHEREAS, the Purchaser currently owns fifty-one percent (51%) of Clipper Huali Co., LTD (Clipper-Huali), and the Seller currently owns forty-nine percent (49%) of Clipper-Huali.

            NOW, THEREFORE, in reliance upon the representations, warranties and agreements made herein and in consideration of the premises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound and hereby agree as follows:

            Purchase and Sale. On the terms and subject to the conditions set forth herein, the Seller will sell and deliver a fifty-one (51%) portion of its Stock representing 49% ownership of Clipper-Huali to Purchaser, free and clear of any liens, claims and encumbrances on the Stock, whereby the Purchaser will own seventy-six percent (76%) of Clipper-Huali and the Seller will own twenty-four percent (24%) of Clipper-Huali.

            Purchase Price. The purchase price (the "Purchase Price") for the Stock is $750,000. Purchaser shall issue to Seller a number of shares of its Series B Preferred Stock, $.001 par value and $1,000 issue amount per share, with an agreed value equal to $750,000 ("Purchaser Preferred Shares").

            Closing. The closing of the purchase and sale of the Stock ("Closing"), will take place on March 15, 2009 at the offices of China Crescent Enterprises, Inc., 14860 Montfort Drive, Dallas, Texas or at such other time and place mutually agreed to by the parties.

            Purchaser Closing Deliveries. At the Closing, Purchaser shall deliver to the Seller certificates representing the Purchaser Preferred Shares. The Purchaser Preferred Shares shall be deemed to have been fully paid for at the Closing.

            Seller Closing Deliveries. At the Closing, Seller shall deliver to Purchaser a stock certificate evidencing the Stock and all other documents, agreements, opinions, instruments and certificates contemplated by this Agreement or as counsel for Purchaser shall deem reasonably necessary or appropriate to consummate the Closing.

REPRESENTATIONS AND WARRANTIES OF SELLER

            The Seller hereby represents and warrants to Purchaser that:

            Securities Act Applications. Seller is aware that the Purchaser Preferred Shares may not be resold without registration under the Securities Act or some other exemption there from and such Purchaser Preferred Shares are subject to additional restrictions on transfer as contained in Purchaser's Stockholders' Agreement as may exist from time to time (the "Stockholders' Agreement") and the certificate(s) representing such shares of Preferred Stock (and the Common Stock into which the Preferred Stock is convertible into) will contain the legends required by the Stockholders' Agreement.

            Authorization. Seller has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and each of the other agreements required to be delivered by Seller hereunder. This
Agreement and each of the other agreements required to be delivered by the Seller have been duly and validly executed and delivered by the Seller and constitute the valid and binding obligations of the Seller enforceable against them in accordance with their terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws in effect relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any procedure may be brought (whether at law or in equity). The Seller has obtained all consents, authorizations and approvals of, and has made or will timely make all declarations and filings with, all judicial authorities and governmental authorities required on the part of the Sellers in connection with the consummation of the transactions contemplated by this Agreement and each of the other agreements required to be delivered by the Seller hereunder.

            Commissions and Fees. Except as set forth on Schedule 4.5, Seller has not retained, and does not owe any fees to, any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

            Purchaser represents and warrants to Seller and the Creditors that:

            Existence; Good Standing. Purchaser is duly incorporated, validly existing and in good standing under the laws of the state of Nevada, and has all requisite power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement.

            Authorization. Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws in effect relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any procedure may be brought (whether at law or in equity).

            Commissions and Fees. Purchaser has not retained, and does not owe fees to any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

            Purchaser Preferred Shares and Notes. The Purchaser Preferred Shares have been duly and validly authorized and when issued will be fully paid and nonassessable. The Notes have been duly and validly authorized for issuance.

COVENANTS

            Closing Efforts; Additional Agreements. Each of the parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary (a) to carry out the intents and purposes of this Agreement or (b) to vest Purchaser with full title to the Stock, free and clear of all Liens, the Creditor Representative shall take all such necessary actions.

            Public Announcements. Neither Purchaser nor Seller shall make, issue or release any oral or written public announcement or statement concerning, or acknowledge the existence of, or reveal the terms, conditions and status of, the transactions contemplated by this Agreement, without the other party's prior written approval of, and concurrence in, the contents of such announcement, acknowledgement or statement.

INDEMNIFICATION

            Indemnification by the Seller. Upon the terms and subject to the conditions of this Agreement, the Seller shall indemnify and hold harmless the Purchaser from and against, and will pay them the amount of, any and all losses, costs, claims, liabilities, damages (including incidental and consequential damages), penalties and expenses (including reasonable attorneys' and auditors' fees and the reasonable costs of investigation and defense) (collectively, the "Losses"), incurred or suffered by the Purchaser relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by the Seller in this Agreement or any closing document required to be delivered by Seller under this Agreement or (ii) any breach or nonfulfillment by the Seller of any of its covenants, agreements, or other obligations in this Agreement or any closing document required to be delivered by the Seller under this Agreement.

            Indemnification by Purchaser. Upon the terms and subject to the conditions of this Agreement, Purchaser shall indemnify and hold harmless the Seller from and against, and will pay them the amount of, any and all Losses, incurred or suffered by the Seller relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by Purchaser in this Agreement or any closing document required to be delivered by Purchaser under this Agreement or (ii) any breach or nonfulfillment by Purchaser of any of its covenants, agreements, or other obligations in this Agreement or any closing document required to be delivered by Purchaser under this Agreement.

            Claims. If a claim for indemnification is to be made by a party entitled to indemnification under this Agreement (the "Indemnified Party"), the Indemnified Party shall promptly give notice to the party obligated to provide indemnification under this Agreement (the "Indemnifying Party") of such claim, including the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided, however, that the failure of the Indemnified Party to promptly give notice shall not relieve the Indemnifying Party of its obligation. If the Indemnifying Party does not object in writing to such claim within 20 days after receiving notice thereof, the Indemnified Party shall be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the amount of such claim, and no later objection by the Indemnifying Party shall be permitted or effective. If the Indemnifying Party agrees that it has an indemnification obligation with respect to such claim, but timely objects as to the amount of such claim, the Indemnified Party shall nevertheless be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the undisputed lesser or liquidated amount of such claim, without prejudice to the Indemnified Party's claim for the difference.

            Failure of Indemnifying Person to Act. In the event that the Indemnifying Party does not assume the defense of any claim, suit, action or proceeding covered by indemnification, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations.

            Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing and shall be deemed to have been relied upon and shall not be affected in any respect by the Closing, any investigation conducted by any party or by any information which any party may receive. Notwithstanding the foregoing sentence, the representations and warranties contained in this Agreement shall terminate on the second anniversary of the Closing (the "Survival Period"); provided, however, that such liability shall not terminate (but shall survive until resolved among the parties) with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the Indemnified Party has given notice to the Indemnifying Party on or prior to the expiration date of the Survival Period.

MISCELLANEOUS

            Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission, and a facsimile of this Agreement or of a signature of a party thereto shall be effective as an original.

            Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of Texas.

            Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

            Specific Performance. The parties hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies available under any applicable law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting bond or other security) in order to enforce, or prevent any violations of, the provisions of this Agreement.

            Entire Agreement. This Agreement and the Schedules and Exhibits hereto constitute and encompass the entire agreement and understanding of the parties hereto with regard to the transactions to be effected hereby.

            Amendments; Waivers. This Agreement shall not be altered, amended or supplemented except by a writing signed by Purchaser and Seller. Any failure of any of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, provided that any such waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

            References. All references in this Agreement to the Creditors shall include Creditor Representative.

            Notices. Any notices required or permitted to be sent hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, electronic mail or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the other party, and shall be deemed to have been given upon delivery, if delivered personally, upon the transmission thereof if sent by facsimile (with telephonic confirmation) or by electronic mail (with delivery notification) provided that receipt of transmission occurs during normal business hours, or one business day after delivery to the courier, if delivered by overnight courier service provided the deadline for overnight deliveries for such courier service has been met:

If to Purchaser:
         China Crescent Enterprises, Inc.
         4860 Montfort Drive, Suite 210
         Dallas, TX 75254  USA
         Telephone:  214-722-3040
         Fax:  214-247-0666

If to Seller:
         Huali Group
         Ningbo #25 Dongdu Road Zhejiang
         P.R. China, 31510
         Telephone: 0574-8736948
         Fax: 0574-87369257

            Conditions. It shall be a condition to each party's obligation to close the transactions contemplated by the Agreement that (i) on the date of Closing, the representation and warranties of the other party shall be true and correct in all material respects (except for representations and warranties qualified by materiality, which shall be true in all respects) and (ii) each party shall have performed or complied in all material respects with each of its covenants and agreements hereunder required to be performed or complied with prior to the Closing. Each party shall deliver to the other a certificate on the date of Closing stating that the conditions in (i) and (ii) above have been complied with.

            Termination. This Agreement may be terminated prior to Closing (i) by mutual agreement of Purchaser and Creditor Representative, (ii) by Purchaser, upon any material breach by Creditor Representative or the Creditors under this Agreement, (iii) by Creditor Representative upon any material breach by Purchaser under this Agreement or (iv) either party if (a) due to no fault or delay on the part of the terminating party the Closing has not occurred by December 31, 2009 (b) the purchase and sale of the Stock violate any non-appealable final order, decree or judgment of any governmental authority (including any court of law) having competent jurisdiction or (c) there shall be a statute rule or regulation which makes the purchase and sale of the Stock illegal or otherwise prohibited.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date and year first above written.

China Crescent Enterprises, Inc.



By:_________________________
Its:  Chief Executive Officer


Hauli Group



By:_______________________
Its:  Chairman & President